SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 3, 2003


                              DIGITAL FUSION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-24073                 13-3817344
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(State or Other Jurisdiction)   (Commission File Number)        (IRS Employer
                                                             Identification No.)


               400 North Ashley Drive, Suite 2600, Tampa, FL     33602
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               (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:     (813) 221-0024
                                                    ----------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

    See Exhibit 99 to this Form 8-K. Digital Fusion, Inc. Press Release issued March 3, 2003 entitled: "Digital Fusion to Move Headquarters to Huntsville."


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                           DIGITAL FUSION, INC.
                           (Registrant)


                           By:  /s/ Roy E. Crippen, III
                              --------------------------------------------------
                                Chief Executive Officer, President and Director


                           Date:  March 6, 2003
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